Exhibit 10.7

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PURCHASE AGREEMENT

           This is an agreement, (“AGREEMENT”), made and entered into as of April 1, 2008 (“EFFECTIVE DATE”) between the BUYER and SELLER (individually a “PARTY” and collectively the “PARTIES”).

1         PARTIES

           1.1           BUYER

The Procter & Gamble Manufacturing Company at One Procter & Gamble Plaza, Cincinnati, Ohio 45202, U.S.A.,

The Procter & Gamble Distributing LLC at One Procter & Gamble Plaza, Cincinnati, Ohio 45202, USA and

Procter & Gamble International Operations SA at 47, route de Saint-Georges, 1213 Petit-Lancy 1, Geneva, Switzerland

(each entity listed under this heading, individually and collectively, “BUYER”).

           1.2           SELLER

FutureFuel Chemical Company at 2800 Gap Road, Batesville, Arkansas 72501, U.S.A. (“SELLER”).

           1.3           MULTIPLE BUYER

           The PARTIES hereby acknowledge and agree that (i) the obligations of SELLER hereunder are for the benefit of, and may be enforced by, each respective BUYER; and (ii) no BUYER shall have any liability to SELLER or any third party hereunder with respect to any breach by or obligation of any other BUYER.

2         GOODS

           2.1           GOODS; SPECIFICATIONS

           SELLER shall sell and BUYER shall purchase stabilized sodium salt of Nonanoyl OxyBenzene Sulfonate (NOBS) in accordance with the terms and conditions set forth in this AGREEMENT (“GOODS”) in strict compliance with the specifications as set forth in BUYER’s Specification Sheet(s)          ***          which are attached hereto as Exhibit 1 and incorporated herein by reference and forming a part hereof and as may be amended from time to time in accordance with the Section entitled SPECIFICATION CHANGES (“SPECIFICATIONS”).

           2.2           SPECIFICATION CHANGES

                           2.2.1                      GENERAL

           From time to time, BUYER may in good faith revise, supplement or otherwise amend the SPECIFICATIONS by written notice to SELLER.  These revised SPECIFICATIONS shall become effective sixty (60) calendar days after SELLER’s receipt of such notice (“CHANGE DATE”) unless SELLER provides BUYER with a written objection prior to the CHANGE DATE (“OBJECTION”).  SELLER shall act in good faith and use commercially reasonable efforts to accept each revised SPECIFICATIONS.  If SELLER ships GOODS against a PURCHASE ORDER (as defined below) requesting GOODS in accordance with the revised SPECIFICATIONS, or if SELLER fails to provide the OBJECTION within such 60-day period, then such revised SPECIFICATIONS shall replace the prior SPECIFICATIONS for purposes of this AGREEMENT.

                           2.2.2                      OBJECTION

           If SELLER provides an OBJECTION prior to the CHANGE DATE, the PARTIES shall promptly discuss the reason for the OBJECTION and attempt in good faith and with commercially reasonable efforts to resolve the

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same. If the PARTIES cannot resolve the OBJECTION within ninety (90) calendar days after the CHANGE DATE, then BUYER shall be entitled to immediately (i) terminate this AGREEMENT without any penalty, liability or further obligation except as otherwise set forth herein; (ii) purchase the GOODS from other suppliers in which case the obligations of BUYER and SELLER hereunder shall be reduced accordingly; or (iii) continue purchases under this AGREEMENT, in which case the SPECIFICATIONS shall not be revised.  BUYER must notify SELLER within thirty (30) days after the end of such 90-day period as to which of clauses (i), (ii) or (iii) it has elected.

           2.3           PRODUCTION PROCESS AND/OR RAW MATERIAL CHANGES

           SELLER shall not make any change to the raw and pack material feedstock or any portion or component of the GOODS, or any material change to the production process or the production equipment relating to SELLER’s performance under this AGREEMENT, unless and until SELLER has obtained BUYER’s prior written consent.  BUYER shall be entitled to reject any such change, in its sole discretion.

           2.4           MATERIAL, PRODUCT OR EQUIPMENT DISPOSAL

           In the event that any material, product or equipment, including, but not limited to, packaging materials, printing plates, molds, formulations, fragrances and ingredients, which incorporates BUYER’s IP RIGHTS (as defined below) requires disposal (“DISPOSAL ITEM”) while under SELLER’s ownership or control, SELLER is responsible for ensuring that such disposal is carried out under SELLER’s direct control and full supervision in order to ensure that the DISPOSAL ITEM is made entirely unsalvageable.  SELLER shall not contract out such disposal or involve any third parties in this process without the prior written consent of BUYER provided that SELLER may dispose of a DISPOSAL ITEM as entirely unsalvageable waste with any duly licensed landfill or waste disposal site without BUYER’s prior written consent. Upon expiration or termination of this AGREEMENT, SELLER shall compile an inventory of currently held materials identifying all DISPOSAL ITEMS for agreement with BUYER as to which items require disposal in accordance with the procedure described above. SELLER is responsible for taking all commercially reasonable steps to prevent the counterfeiting of BUYER’s current or previously marketed products or the infringement of BUYER’s IP RIGHTS resulting from the use of any DISPOSAL ITEMS.

3         QUALITY AND ACCEPTANCE

           3.1           QUALITY

           The GOODS shall be in strict compliance with the SPECIFICATIONS and in accordance with the terms and conditions set forth in this AGREEMENT.

           3.2           ACCEPTANCE

           Notwithstanding BUYER’s acceptance of any GOODS, BUYER shall, for a period of ninety (90) days after receipt of GOODS at the BUYER’s applicable manufacturing facility, continue to have the right to revoke such acceptance with respect to all or any portion of such GOODS that BUYER reasonably determines do not meet the terms and conditions set forth in this AGREEMENT.  After such 90-day period, such GOODS will be deemed to be in compliance with the SPECIFICATIONS.

           3.3           RETURN, REWORK & SCRAPPING

           Any GOODS DELIVERED (as defined below) by SELLER to BUYER that are not in full compliance with the SPECIFICATIONS may, upon mutual agreement between BUYER and SELLER made within five (5) calendar days after BUYER’S notice to SELLER, be (i) returned to SELLER at SELLER’s expense for credit to BUYER at the full PRICE (as defined below) plus all costs and expenses associated with such return, including, without limitation, payment or reimbursement for customs duties and freight charges; (ii) scrapped by BUYER, at SELLER’s expense, in which case BUYER shall be relieved of any payment obligations with respect to such GOODS, or (iii) reworked by SELLER, at SELLER’s expense. The rights and remedies set forth in this Section are not exclusive and nothing herein shall limit the rights and remedies either PARTY may have under this AGREEMENT or at LAW (as defined below).

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4         QUANTITY

           4.1           PURCHASE & SALE OBLIGATIONS

           Upon BUYER’s request during the PERIOD (as defined below), and in accordance with the terms and conditions set forth in this AGREEMENT, SELLER shall sell and BUYER shall purchase 100% of BUYER’s requirements for GOODS, estimated to be            ***            per year            ***           .  For purposes of clarification, these numbers are estimates and shall not be construed as a minimum purchase commitment or give rise to liability on behalf of BUYER if BUYER’s purchases of GOODS are less than these estimates.

During the PERIOD, BUYER shall offer SELLER the first right of refusal to supply NOBS-derived material for use as bleach activator for BUYER’s requirements.  BUYER shall give written notice to SELLER at least six (6) months prior to the need for such NOBS-derived material, and SELLER shall have sixty (60) days from BUYER’s notification to provide a commercial proposal in writing to supply such NOBS-derived material.  SELLER’s proposal shall constitute a commitment to make such NOBS-derived material available to BUYER, on mutually agreed terms, on or before six (6) months from the date of BUYER’s initial written notice to SELLER.  If SELLER declines to supply such NOBS-derived material or if BUYER and SELLER cannot agree in good faith on commercial terms for such supply within thirty (30) days from BUYER’s receipt of proposal from SELLER, then BUYER’s obligations to purchase its requirements of NOBS-derived material from SELLER will be waived.

           4.2           PURCHASE ORDERS

           From time to time during the PERIOD of this AGREEMENT, BUYER may request GOODS from SELLER pursuant to and in accordance with separate BUYER forms of purchase orders, releases or other related documentation (collectively “PURCHASE ORDERS”).  Such PURCHASE ORDERS shall specify quantities of GOODS, shipping instructions, delivery date(s) and detailed instructions for the delivery of GOODS (with release schedules, delivery orders or equivalent notices).  Each PURCHASE ORDER shall be binding upon SELLER and BUYER, and shall be deemed to constitute a part of this AGREEMENT as if fully set forth herein, and all terms and conditions of this AGREEMENT shall be deemed to apply to the subject matter of such PURCHASE ORDER as if fully set forth therein.  In the event of any conflict or inconsistency between the terms of this AGREEMENT and the terms of any PURCHASE ORDER, the terms of this AGREEMENT shall prevail.

4.3           ESTIMATED ORDERS

No later than fifteen (15) days prior to the beginning of each calendar quarter under this Agreement, BUYER will provide to SELLER estimated orders and bulk rail shipping schedules for the next calendar quarter and estimated orders for the following calendar quarter.  Lead-times and related procedures for orders and order changes will be established and updated by mutual agreement of BUYER and SELLER.

           4.4           REDUCTION OR DISCONTINUANCE OF PURCHASES

           SELLER acknowledges and agrees that BUYER may deem it necessary, from time to time, to reduce or discontinue purchases of the GOODS covered by this AGREEMENT because of product or packaging reformulation; process change; changes in technology; changes in the laws governing the GOODS or sale or distribution of the GOODS; the discontinuance of the GOODS; divestiture of the business in which the GOODS reside; relocation of production to one of BUYER’s facilities; or similar reasons.  In such event BUYER shall provide SELLER with reasonable, but not less than three hundred and sixty five (365) calendar days, prior written notice of any such reduction or discontinuance, and BUYER shall be entitled at the end of such 365-day period to reduce or discontinue further purchases of GOODS from SELLER hereunder without any penalty, liability or further obligation.  Notwithstanding the preceding: (i) BUYER is still liable in the manner set forth herein for all GOODS ordered prior to such reduction or discontinuance, and for all inventory and work-in-process; (ii) all indemnifications set forth herein survive such reduction or discontinuance; (iii) in the event of a reduction, BUYER’s obligations hereunder survive except in the reduced amount; and (iv) SELLER’s obligations hereunder are reduced or eliminated in the same manner as BUYER’s.

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4.5           MAXIMUM PURCHASES DURING ANY CALENDAR QUARTER

Should BUYER’s orders for GOODS on a 100% active basis exceed            ***            for a calendar quarter, SELLER requires forty five (45) days written notice from BUYER.  SELLER shall accept BUYER’s order up to              ***              for that calendar quarter immediately and within fourteen (14) days of receiving such order, have the option to not accept the remaining order above          ***       ***     for that calendar quarter in part or in full, after exhausting all reasonable technical and commercial efforts to meet the order above       ***            *** for that calendar quarter.  If SELLER elects not to accept a portion of such order as set forth in the preceding sentence, then BUYER may purchase the amount SELLER rejects from alternate suppliers.

4.6           MAXIMUM PURCHASES DURING ANY CALENDAR YEAR

SELLER is not obligated to accept order of GOODS from BUYER aggregating more than          ***         ***on a 100% active basis during any calendar year.  If SELLER elects not to accept some or all of an order as a result of the preceding sentence, then BUYER may purchase the amount above          ***         on a 100% active basis during such calendar year which SELLER rejects from alternate suppliers.  In the event SELLER elects to accept orders for GOODS above          ***         on a 100% active basis during any calendar year, the PRICE for such GOODS above          ***         on a 100% active basis shall be negotiated and agreed to by the PARTIES at such time.  Should the PARTIES be unable to agree upon a PRICE, BUYER may purchase any amounts over such           ***        for such calendar year from alternate suppliers.

4.7           MAINTENANCE PERIODS

During each calendar year during the PERIOD, BUYER and SELLER agree to adjust orders, inventories and shipping schedules to allow SELLER twenty one (21) days of maintenance during which the production of GOODS will be limited.  SELLER will plan appropriately to minimize the duration of these maintenance periods.  These maintenance periods do not relieve SELLER of its obligations to supply GOODS as herein required.

4.8           SHIPPING WEIGHTS

Absent manifest error, SELLER’s shipping weights shall govern.  Shortages or overages of less than 1% of the declared net weight will be disregarded, unless a pattern of shortages occurs.  In such case, SELLER will reimburse BUYER for GOODS BUYER paid for but did not receive due to shortages.  DELIVERY of a specific shipment that is within 5% of the quantity requested shall be accepted by BUYER as complying with the shipment, although BUYER shall pay for only the quantity of the actual DELIVERY.

4.9           SUPPLY OF NONANOIC ACID

SELLER agrees to purchase Nonanoic Acid (“ACID”) from a supplier with whom BUYER has contracted, so long as the ACID meets the specifications in Exhibit 3 and any modifications agreed upon by the PARTIES in writing.  Any new supplier must be acceptable from a quality standpoint to the PARTIES in addition to the ACID therefrom meeting such specifications.  Inability to meet BUYER’s orders because of an insufficient supply of ACID from BUYER’s specified source shall not constitute a default hereunder on the part of SELLER.  BUYER agrees to provide to SELLER all necessary information and to assist SELLER’s purchase of ACID from BUYER’s specified source throughout the PERIOD.  Notwithstanding any provision herein to the contrary, SELLER shall have no liability to BUYER for any defects in GOODS which is directly caused by or directly results from a latent defect in the ACID which was unknown to SELLER at the time of use of such ACID, provided such ACID was analyzed in accordance with SELLER’s standard procedures upon receipt from BUYER’s specified source.

5         PRICE AND TAXES

           5.1           PRICE

           The price(s) for the GOODS shall be as set forth in Exhibit 2 (“PRICE”). The PRICE shall include any and all packaging and labeling materials to prepare GOODS for shipping to BUYER’s sites as described in Exhibit 2,

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and labor to load GOODS at SELLER’s facility on transportation provided by BUYER in accordance with this AGREEMENT.

           5.2           TAXES

           BUYER and SELLER hereby agree that the PRICE does not include any sales, use, excise, value-added, services, consumption or other tax or duty applicable to the sale of GOODS hereunder (“TAXES”), the taxable incident of which applies to such sale or occurs after BUYER’s receipt of title.  Rather, such TAXES (excluding SELLER’s income taxes or taxes based on or measured by income) are the responsibility of BUYER.  SELLER’s invoices shall separately state the amount of any TAXES that SELLER is charging BUYER consistent with this Section 5.2, to the extent applicable. BUYER shall provide and make available to SELLER any resale certificates, information regarding out-of-state or out-of-country sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by SELLER.

5.3           AUDIT CLAUSE

Since this AGREEMENT allows SELLER to pass through cost changes as part of the pricing provisions of Article 5, SELLER shall maintain all documentation in support of such changes for at least two (2) years following the date of the change. BUYER shall have the right to request an audit of SELLER’s supporting documentation, including price change and rebate notification letters from material suppliers, within one (1) year after the change, upon thirty (30) days prior written notice to SELLER. BUYER shall conduct no more than one audit each calendar year. BUYER and SELLER shall mutually agree on the date, time and location of the audit. The audit shall be conducted by BUYER’s Internal Controls Department or other mutually agreeable independent third party at BUYER’s cost. The auditor shall maintain the confidentiality of all data reviewed which was not previously known by the auditor or available to third parties on a non-confidential basis. This obligation of confidentiality shall continue until the material becomes generally available to the public, is shared with others by the SELLER on a non-confidential basis, is available to the auditor from third parties on a non-confidential basis or upon expiration of a period of three years following the date of the audit, whichever occurs first. The auditor shall return to the SELLER all materials submitted to the auditor, and destroy all working papers, notes, memoranda, reports and other derivatives thereof, upon conclusion of the audit and resolution of any disputed amounts; provided, however the auditor retains one archival copy of the foregoing solely for the purpose of administering its confidentiality obligations. The auditor shall share with the BUYER only the results of the audit. In the event the audit does not support price changes that have been implemented and/or proposed, BUYER and SELLER will meet to review the results and make any appropriate pricing adjustments.

6         CONTRACT PERIOD & TERMINATION

           6.1           CONTRACT PERIOD

           The period of this AGREEMENT (“PERIOD”) shall begin on the EFFECTIVE DATE and end on March 31, 2013, unless earlier terminated in accordance with the provisions hereof.

           6.2           EARLY TERMINATION DUE TO BREACH

 6.2.1                      EARLY TERMINATION.

In the event that (i) a PARTY breaches any material representation, warranty, covenant or other material obligation set forth in this AGREEMENT, and fails to cure such breach as promptly as practicable but in any event within sixty (60) days of notice of such breach by the other PARTY; or (ii) a PARTY terminates or liquidates its business; then the other PARTY shall be entitled to (a) terminate this AGREEMENT at any reasonable time thereafter with immediate effect and without any penalty, liability or further obligation; (b) in the case of BUYER, purchase GOODS from other suppliers, in which case the obligations of BUYER and SELLER hereunder shall be reduced accordingly; or (c) in the case of BUYER, continue purchases under this AGREEMENT. If this AGREEMENT is terminated because of BUYER’s breach or termination or liquidation of its business, BUYER is obligated to pay for any GOODS shipped as of the termination date, plus any inventory and work in process.  The termination provisions set out in this Section are not exclusive, and, subject to the limitations set forth herein, are in

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addition to, and not in limitation of, the PARTIES’ rights under this AGREEMENT or at LAW. Notwithstanding anything set forth in Section 1, a breach hereunder by one PARTY constituting BUYER will be deemed a breach hereunder by all PARTIES constituting BUYER.

 6.2.2                      LEGITIMATE DISPUTES

This Section 6.2 shall not be construed as giving either BUYER or SELLER a right to terminate this AGREEMENT where a legitimate dispute arises between the PARTIES as to applicability and/or enforcement of any provision hereof.

           6.3           EFFECT OF TERMINATION

           Termination or expiration of this AGREEMENT shall not relieve either PARTY of any liability or obligation it may have to the other arising out of or related to acts or omissions occurring prior to such termination or expiration.  In case of termination of this AGREEMENT by BUYER or expiration of this AGREEMENT other than as a result of BUYER’s breach, SELLER shall make available for BUYER’s immediate removal any of BUYER’s property then in the possession of SELLER or any of its subcontractors, or under SELLER’s or any of its subcontractor’s control.

7           SHIPPING, PAYMENT & DELIVERY

           7.1           SHIPMENT TERMS; TITLE AND RISK OF LOSS

           Ex-Works SELLER’s site at Batesville, Arkansas, USA.  As used in this AGREEMENT, the term “DELIVERY” and its derivatives mean delivery as specified in INCOTERMS 2000.  SELLER shall retain title and risk of loss for GOODS in accordance with these terms, except that SELLER will retain the additional responsibility of loading the GOODS at SELLER’s facility in appropriate packaging on transportation provided by BUYER in accordance with this AGREEMENT, at which point title of GOODS will transfer to BUYER.  Other materials, including raw materials purchased by SELLER, co-products, wastes and residues resulting from the production of GOODS shall be the property of SELLER.

           7.2           PAYMENT TERMS

           Net 40 days.  For all invoices, the due date for payment shall be calculated from the date of invoice, which date will not be earlier than date of loading at SELLER’s facility GOODS corresponding to the invoice, on transportation provided by BUYER in accordance with this AGREEMENT, unless otherwise agreed in writing by the PARTIES for any particular order.  BUYER may withhold payment if SELLER’s invoice is incorrect (but only as to the incorrect payment amount) or does not conform to BUYER’s invoicing instructions, which may change from time to time (but only if BUYER has provided SELLER with not less than 30 days prior written notice of such change), but in such event BUYER must promptly inform SELLER in writing the specific details as to why the invoice is incorrect. Payment shall be made in US Dollars.  Both PARTIES agree to promptly resolve in good faith any invoicing errors which arise due to discrepancies between SELLER’s invoice and BUYER’s invoicing instructions.  For each calendar quarter, invoice PRICE will be estimated based upon the formula defined in Exhibit 2. There shall be a reconciliation of estimated PRICE after such calendar quarter(s), the manner of which is set forth in Exhibit 4 (“PRICE RECONCILIATION PROCEDURE”).

7.3           FINAL ACCOUNTING

Upon the termination of this AGREEMENT for any reason, all ACID, unstabilized GOODS and GOODS in SELLER’s custody shall be delivered to BUYER or shall be disposed of lawfully as instructed by BUYER.  Upon BUYER’s request, SELLER will make all reasonable efforts to convert unstabilized GOODS into GOODS meeting SPECIFICATIONS. BUYER shall pay all shipping charges, cost of material, cost to destroy any such materials and the PRICE for all such unstabilized GOODS converted into GOODS meeting SPECIFICATIONS, except in the case of  termination of this AGREEMENT due to breach by SELLER, in which case SELLER shall pay said charges and costs.  After final arrangements have been made for the disposal or shipment thereof, as applicable, SELLER shall

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send a final invoice and accounting summary to BUYER, which shall specify any amount owed to SELLER.  Final amounts outstanding shall be payable net 30 days after receipt of invoice and statement.

7.4           LOADING PROCEDURES

SELLER will follow mutually agreed loading procedures for BUYER provided transportation.  SELLER will not load any suspect carriers and will notify BUYER promptly of the same.  Further, while carriers are on SELLER’s property, SELLER will take reasonable measures to protect such carriers against tampering.

7.5           LATE PAYMENTS

If any amount due SELLER hereunder (which is not the subject of a good faith dispute) is not paid within 30 days of its due date, and SELLER has promptly notified BUYER in writing of such unpaid amount, notwithstanding any other provision hereof, SELLER may suspend shipments of GOODS until such payment is received by SELLER.

8         REPRESENTATIONS AND WARRANTIES

           8.1           GENERAL REPRESENTATIONS AND WARRANTIES

           SELLER represents and warrants that as of DELIVERY of the GOODS to BUYER, the GOODS shall be in strict compliance with all SPECIFICATIONS applicable to such GOODS and that GOODS will be of good workmanship and free from defects.  SELLER MAKES NO OTHER WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, AS TO FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER MATTER WITH RESPECT TO GOODS WHETHER USED ALONE ON IN COMBINATION WITH ANY OTHER MATTER.

           8.2           TITLE AND LIENS

                            8.2.1                      GOODS

           SELLER represents and warrants that upon DELIVERY of the GOODS that SELLER shall pass to BUYER, and BUYER shall receive, good and marketable title to such GOODS, free and clear of all liens, claims, security interests pledges, charges, mortgages, deeds of trusts, options, or other encumbrances of any kind arising by or through SELLER (“LIENS”).

                            8.2.2                      BUYER’S PROPERTY

           SELLER shall at all times keep any of BUYER's property in the possession of SELLER or any of its subcontractors or under SELLER’s or any of its subcontractors’ control free and clear of any LIENS arising by or through SELLER, and hereby grants BUYER the right to file such protective financing or similar statements to confirm and record BUYER’s ownership thereof.

           8.3           INTELLECTUAL PROPERTY RIGHTS

                            8.3.1                      OWNERSHIP OF TECHNOLOGY

All technical data, process information, patents, copyrights, trademarks, trade secrets or similar intellectual property rights (collectively “IP RIGHTS”) on unstabilized and stabilized GOODS obtained from plant operation are the exclusive property of SELLER.  All IP RIGHTS received from BUYER for stabilizing GOODS are the exclusive property of BUYER.  All information available to either PARTY separate from their relationship hereunder is excluded from the foregoing provisions.  If either PARTY desires to use the other PARTY’s IP RIGHTS with a third party, a mutually agreeable licensing agreement may be negotiated at the option of the licensor.

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  8.3.2                      PATENT INDEMNITY

SELLER agrees to indemnify BUYER against all damages, costs and expenses which result from claims of infringement of U.S. and non-U.S. patents brought against BUYER on account of the process used by SELLER, using technology selected by SELLER, to manufacture GOODS under this AGREEMENT.  BUYER agrees to indemnify SELLER against all damages, costs and expenses which result from a claim of infringement of U.S. and non-U.S. patents on account of the manufacture and sale of GOODS or any part of the GOODS under this AGREEMENT using technology selected by BUYER.  Either PARTY claiming indemnity under this Section 8.3.2 shall notify the other PARTY promptly upon receipt of notice of any claim.  The indemnitor shall, at its option, have the right to assume the defense of any such lawsuit, and to settle any claim.  If it elects not to assume the defense, the indemnitor shall reimburse reasonable attorney’s fees incurred by the indemnitee.  The indemnitee agrees to make available any information in its possession reasonably necessary for the defense of such suit.

  8.3.3                      GRANT OF LICENSE

As long as SELLER is supplying GOODS to BUYER exclusively, BUYER grants SELLER a fully-paid, non-exclusive license, without sub-licensing rights, under any BUYER patents protecting processes for the manufacture of GOODS and reduced to practice prior to the termination of this AGREEMENT.  As long as this AGREEMENT is in effect, SELLER grants BUYER a fully-paid, non-exclusive license, without sub-licensing rights (except as may be specifically set forth herein), under any SELLER patents protecting processes for the manufacture of GOODS from fatty acid anhydride and sodium phenol sulfonate and reduced to practice prior to the termination of this AGREEMENT.

           8.4           CORPORATE AUTHORITY

           The PARTIES represent, warrant and covenant that (i) each PARTY is and shall be at all times a legal entity validly existing under the laws of its jurisdiction with the power to own all of its properties and assets and to carry on its business as it is currently being conducted; (ii) each PARTY has the power to execute and deliver this AGREEMENT and to perform its obligations under this AGREEMENT; (iii) each PARTY’s officer executing this AGREEMENT is duly authorized to execute and deliver this AGREEMENT on its behalf, and no further corporate proceedings are necessary with respect thereto; (iv) each PARTY is not required to obtain the consent of any third party, including the consent of any party to any contract to which it is a party, in connection with execution and delivery of this AGREEMENT and performance of its obligations under this AGREEMENT; and (v) each PARTY’s execution and delivery of this AGREEMENT and performance of its obligations under this AGREEMENT do not (a) violate any provision of its articles of incorporation or by-laws or equivalent corporate provision as currently in effect, or (b) conflict with, result in a breach of, constitute a default under (or an event which, with notice or lapse of time or both, would constitute a default under), accelerate the performance required by, result in the creation of any lien upon any of its properties or assets under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any contract to which it is a party or by which any of its properties or assets are bound.

           8.5           COMPLIANCE WITH LAWS AND SAFETY MEASURES

                            8.5.1                      LAWS

           SELLER represents, warrants and covenants that SELLER is and shall at all times, be in compliance with all applicable governmental, legal, regulatory and professional requirements in the manufacturing and sale of GOODS hereunder, including without limitation all applicable laws, codes regulations, rules, ordinances, judgments, orders and decrees, including, without limitation, those related to IP RIGHTS, fair trade and anti trust, customs, immigration, labor, employment, working conditions, worker health and safety, branding and labeling, adulteration and contamination, board of health and environmental matters, privacy laws, regulations, rules, opinions or other governmental and/or self-regulatory group requirements or statements of position (collectively "LAWS").

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                            8.5.2                      LICENSES, CONSENTS, PERMITS

           SELLER represents, warrants and covenants that SELLER has obtained and maintains in full force and effect all licenses, consents, permits, approvals, authorizations and the like required by LAW to perform SELLER’S obligation under this AGREEMENT (collectively “PERMITS”).  SELLER shall promptly notify BUYER if SELLER receives any notice, demand, summons or complaint from any governmental or regulatory authority, agency or other body relating to the GOODS and parts thereof or SELLER’S performance in accordance with this AGREEMENT.

  8.5.3                      UNDULY ONEROUS OR EXPENSIVE

If in SELLER’s or BUYER’s judgment compliance with LAWS or PERMITS made applicable after the EFFECTIVE DATE is unduly onerous or expensive, BUYER and SELLER will endeavor to renegotiate the PRICE.  If SELLER and BUYER fail to reach an agreement upon a new PRICE, or cannot agree that such compliance is unduly onerous or expensive, in either case within sixty (60) days after renegotiation is requested, BUYER or SELLER shall thereafter have the right to terminate this AGREEMENT by giving the other PARTY at least sixty (60) days prior written notice of such termination.

           8.6           APPLICABILITY AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

SELLER’s representations, warranties and covenants set forth in the Section entitled GENERAL REPRESENTATIONS AND WARRANTIES shall remain in effect with respect to each delivery of the GOODS to BUYER for a period of ninety (90) days after receipt of GOODS at the BUYER’S applicable manufacturing facility.  Any other of SELLER’s representations, warranties, covenants and other obligation set forth in this AGREEMENT and all of BUYER’s representations, warranties, covenants and other obligations set forth in this AGREEMENT shall be subject to all applicable statutes of limitation, similar statutes and other similar defenses as provided by law or equity.

9         INDEMNIFICATION AND INSURANCE

           9.1           SELLER'S INDEMNIFICATION OF BUYER

           Subject to the limitations set forth herein, SELLER shall indemnify and hold BUYER (including BUYER’s officers, directors, employees, affiliates, agents, contractors, successors, and assigns) (“BUYER INDEMNITEE”) harmless from and against any and all liabilities, claims, demands, damages, costs, expenses (including attorneys’ fees and internal costs associated with internal attorney work) or money judgments (collectively “CLAIMS”) incurred by, or rendered against BUYER (whether based on facts now known or later discovered) arising out of the following: (a) the failure of SELLER or those acting under or for SELLER to comply with any federal, state and local LAWS (including those related to the environment, health and safety) in connection with SELLER’s performance of this AGREEMENT (including SELLER’s ownership or operation of its business and facilities); (b) any alleged or actual contamination of the environment or damage to natural resources at a facility owned or operated by SELLER or a facility/location selected by SELLER for its disposal of wastes or any other facility at which SELLER’s wastes may be released or threatened to be released, including any liability imposed by any federal, state or local laws, regulations and ordinances, including CERCLA, RCRA, or comparable and applicable state legal statute or regulation or any extension or revision thereof; (c) any alleged or actual damage to any property [including damage to any environmental medium (air, water, groundwater, soil) or to any natural resources] or any alleged or actual injury (including death) of persons (including SELLER’s employees or those acting under or for SELLER) arising out of SELLER’s performance of  this AGREEMENT.

9.2           BUYER’S INDEMNIFICATION OF SELLER

           Subject to the limitations set forth herein, BUYER shall indemnify and hold SELLER (including SELLER’s officers, directors, employees, affiliates, agents, successors, and assigns) (“SELLER INDEMNITEE”) harmless from and against any and all CLAIMS incurred by, or rendered against SELLER (whether based on facts now known or later discovered) arising out of the following: (a) the failure of BUYER or those acting under or for BUYER to comply with any federal, state and local LAWS (including those related to the environment, health and

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safety) in connection with BUYER’s performance of this AGREEMENT (including BUYER’s ownership or operation of its business and facilities); (b) any alleged or actual contamination of the environment or damage to natural resources at a facility owned or operated by BUYER or a facility/location selected by BUYER for its disposal of wastes or any other facility at which BUYER’s wastes may be released or threatened to be released, including any liability imposed by any federal, state or local laws, regulations and ordinances, including CERCLA, RCRA, or comparable and applicable state legal statute or regulation or any extension or revision thereof; (c) any alleged or actual damage to any property [including damage to any environmental medium (air, water, groundwater, soil) or to any natural resources] or any alleged or actual injury (including death) of persons (including BUYER’s employees or those acting under or for BUYER) arising out of BUYER’s breach of any representation, warranty, covenant or other obligation set forth in this AGREEMENT.

           9.3           INDEMNIFICATION PROCEDURES

                            9.3.1                      BUYER INDEMNITEE

BUYER INDEMNITEE shall promptly and in any event within thirty (30) calendar days after receipt of notice of the commencement of any third party legal proceedings against BUYER INDEMNITEE for which indemnity may be sought under this Section 9, notify SELLER thereof; provided that the failure to provide such notice shall not relieve SELLER of its indemnity obligations hereunder unless and to the extent SELLER is prejudiced by such delay. Upon BUYER INDEMNITEE’s request, SELLER shall assume, at its own expense, the defense of any such third party CLAIM with reputable counsel reasonably acceptable to BUYER INDEMNITEE. SELLER shall be entitled to settle any such third party CLAIM, with BUYER INDEMNITEE’s written consent (which may be granted or withheld in BUYER INDEMNITEE’s sole discretion unless there is a complete settlement which includes a full release of the BUYER INDEMNITEE and no payment of money or other consideration by the BUYER INDEMNITEE, in which case BUYER INDEMNITEE’s consent is not required).  BUYER INDEMNITEE, at SELLER’s cost, shall reasonably cooperate with SELLER in the defense of such action as SELLER may reasonably request.

                            9.3.2                      SELLER INDEMNITEE

SELLER INDEMNITEE shall promptly and in any event within thirty (30) calendar days after receipt of notice of the commencement of any third party legal proceedings against SELLER INDEMNITEE for which indemnity may be sought under this Section 9, notify BUYER thereof; provided that the failure to provide such notice shall not relieve BUYER of its indemnity obligations hereunder unless and to the extent BUYER is prejudiced by such delay. Upon SELLER INDEMNITEE’s request, BUYER shall assume, at its own expense, the defense of any such third party CLAIM with reputable counsel reasonably acceptable to SELLER INDEMNITEE. BUYER shall be entitled to settle any such third party CLAIM, with SELLER INDEMNITEE’s written consent (which may be granted or withheld in SELLER INDEMNITEE’s sole discretion  unless there is a complete settlement which includes a full release of the SELLER INDEMNITEE and no payment of money or other consideration by the SELLER INDEMNITEE, in which case SELLER INDEMNITEE’s consent is not required).  SELLER INDEMNITEE, at BUYER’s cost, shall reasonably cooperate with BUYER in the defense of such action as BUYER may reasonably request.

           9.4           INSURANCE

                            9.4.1                      GENERAL INSURANCE POLICY REQUIREMENTS

For the PERIOD, SELLER shall maintain at its own expense the insurance coverage set forth in the Section entitled INSURANCE COVERAGE in full force and effect during the PERIOD of this AGREEMENT with underwriters reasonably acceptable to BUYER and having an A. M. Best’s rating of “A VIII” or better or its equivalent rating where not available. SELLER shall provide BUYER with a copy of Certificate(s) of Insurance. All insurance policies shall provide for a thirty (30) calendar days prior written notice to BUYER in the event of termination, cancellation, non renewal or a material change to the requirements as set forth in this Section entitled INSURANCE. All insurance policies shall be primary without right of contribution from any of BUYER’s insurance carriers.

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                            9.4.2                      INSURANCE COVERAGE

           Commercial General Liability including Products Completed Operations and Blanket Contractual “occurrence form” coverage with the following limits of liability:

(i)	$5,000,000 per occurrence combined single limit for Bodily Injury and Property Damages; and

(ii)	Minimum $5,000,000 limit of liability per occurrence for Products-Completed Operations, Product Liability and Contractual Liability to include liability assumed under this AGREEMENT.

                            9.4.3                      ADDITIONAL INSURED

           The Commercial General Liability policy shall include BUYER INDEMNITEE as additional insured in connection with the activities contemplated by the scope of this AGREEMENT to be stated explicitly on the Certificate(s) of Insurance.

                            9.4.4                      WAIVER OF SUBROGATION

           SELLER hereby irrevocably and unconditionally waives and shall cause its insurers to irrevocably and unconditionally waive any rights of subrogation for claims against BUYER INDEMNITEE to be documented to BUYER’s reasonable satisfaction.

                            9.4.5                      LIABILITY OF SELLER

           SELLER’s compliance with this Section shall not relieve SELLER of any liability to BUYER INDEMNITEE arising under any other provision of this AGREEMENT except to the extent that such monies recovered are paid to BUYER INDEMNITEE to reduce SELLER’s obligations to BUYER INDEMNITEE. SELLER shall be liable for any and all deductibles it may incur in connection with any of the policies listed in the Section entitled INSURANCE.

9.5           LIMITATION ON LIABILITY

IN NO EVENT SHALL BUYER’S OR SELLER’S LIABILITY, ONE TO THE OTHER, ARISING OUT OF OR RELATING TO THE RESPECTIVE OTHER PARTY’S BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER OBLIGATION SET FORTH IN THIS AGREEMENT EXCEED USD 13 MILLION; PROVIDED HOWEVER, THAT THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO CLAIMS ARISING OUT OF OR RELATING TO BAD FAITH, INTENTIONAL OR WILLFUL MISCONDUCT OF A PARTY, ITS EMPLOYEES OR OTHER REPRESENTATIVES, OR TO THIRD-PARTY CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE TO THE EXTENT CAUSED BY A BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR OTHER OBLIGATION SET FORTH IN THIS AGREEMENT.

10       MISCELLANEOUS PROVISIONS

           10.1         CONFIDENTIALITY

           Prior to the EFFECTIVE DATE and during the PERIOD of this AGREEMENT, SELLER, its subcontractors and their employees may become privy, whether in writing, oral or any other form, and even if not marked as confidential, restricted, proprietary or other similar designation, with certain proprietary, technical and business information, and materials of BUYER, its parents, its affiliates and subsidiaries, including information relative to the BUYER's, its parent’s, its affiliates’ and subsidiaries’ interests in specific materials or areas of business, drawings, plans, SPECIFICATIONS, know-how, discoveries, production methods and any intended use or sale of the GOODS which is the valuable property of BUYER, its parents, its affiliates and subsidiaries and certain proprietary, technical and business information furnished to BUYER, its parents, its affiliates and subsidiaries by a third party on a confidential basis (collectively "CONFIDENTIAL INFORMATION"). SELLER shall neither analyze, disassemble for reverse engineering, or otherwise attempt to identify the intrinsic nature of

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CONFIDENTIAL INFORMATION nor use nor disclose to any third party, other than its subcontractors, and shall cause its employees, subcontractors and their employees to neither analyze, disassemble for reverse engineering, or otherwise attempt to identify the intrinsic nature of CONFIDENTIAL INFORMATION nor use nor disclose to any third party, any CONFIDENTIAL INFORMATION other than for SELLER’s performance in accordance with this AGREEMENT. The commitments set forth in the preceding sentence shall not extend to any portion of CONFIDENTIAL INFORMATION, (i) which is already in SELLER’s lawful possession at the time of disclosure by the BUYER, as established by relevant documentary evidence satisfactory to BUYER; (ii) which is through no act on the part of the SELLER, generally available to the public; (iii) which corresponds to that furnished by the BUYER to any third party on a non-confidential basis; or (iv) which is required to be disclosed by law or government regulation, provided that SELLER provides reasonable prior notice of such required disclosure to the BUYER. SELLER shall take any appropriate reasonable security precautions requested by BUYER including, without limitation, prohibiting visitors during production of the GOODS. SELLER shall, at BUYER’s option, return, or destroy all CONFIDENTIAL INFORMATION promptly upon the earlier of termination or expiration of this AGREEMENT. All CONFIDENTIAL INFORMATION shall be and remain the sole property of the BUYER, its parents, its affiliates and subsidiaries, and SELLER shall not have or obtain any rights therein. BUYER shall be entitled to specific performance and injunctive relief as remedies for any breach or threatened breach of any provision of this Section, without the necessity of posting bond or proving actual damages, which remedies shall not be deemed to be exclusive remedies for such breach or threatened breach by SELLER, but shall be in addition to all other available remedies. The rights and obligations as set forth in this provision shall survive the termination or expiration of this AGREEMENT.

           10.2         FORCE MAJEURE

           Acts of God, fires, floods, weather, or other catastrophes, epidemics or quarantine restrictions, or other cause(s) beyond the reasonable control of a PARTY, not reasonably foreseeable, not caused by acts or omissions of the PARTY affected and that could not have been avoided through a work around plan which prevent SELLER from providing or procuring the GOODS, or BUYER from receiving or using GOODS (“FORCE MAJEURE EVENT”), shall suspend such affected PARTY’s obligation to perform hereunder during the period required to remove such FORCE MAJEURE EVENT. Such affected PARTY shall promptly notify the other PARTY of the FORCE MAJEURE EVENT and the cause of such FORCE MAJEURE EVENT.  If performance by either PARTY is suspended for any period of one hundred and twenty (120) consecutive days because of a Force Majeure Event, then either PARTY shall be entitled, at any time thereafter, while such FORCE MAJEURE EVENT continues, to terminate this AGREEMENT without any penalty, liability or further obligation therefore, immediately upon notice of such termination to the PARTY.  In the case of FORCE MAJEURE EVENT affecting SELLER, BUYER may purchase GOODS from other suppliers, in which case the obligations of BUYER and SELLER hereunder shall be reduced accordingly.

           10.3         ASSIGNMENT

           None of the rights, duties, or obligations under this AGREEMENT may be assigned, delegated or transferred by either PARTY without the other PARTY’s written consent, which consent will not be unreasonably withheld, delayed or conditioned.  SELLER will not subcontract any portion of this AGREEMENT without BUYER’s written consent, which consent may not be unreasonably withheld, delayed or conditioned.  Notwithstanding the preceding, BUYER may assign, without the consent of SELLER, all of its rights, duties and obligations under this AGREEMENT (i) to an affiliate of BUYER, or (ii) to a non-affiliated company in connection with the sale (including by merger or consolidation) of all or substantially all of the assets of the business to which this AGREEMENT is related.  Notwithstanding the preceding, SELLER may assign, without the consent of BUYER, all of its rights, duties and obligations under this AGREEMENT in the event of the sale (including by merger or consolidation) of its manufacturing facility in Batesville, Arkansas; provided, however, that if such facility is sold to a competitor of BUYER (as determined at the time of any such sale) whose primary business is in the following business segments:    ***                                                       ***                       ***                                                 ,***                                                 , BUYER may terminate this AGREEMENT without penalty within thirty (30) days following its receipt of notice that the AGREEMENT has been so assigned.

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           10.4         CONTRACTOR STATUS

           The PARTIES are and shall remain independent contractors with respect to each other, and nothing in this AGREEMENT shall be construed to place the PARTIES in the relationship of partners, joint ventures, fiduciaries or agents. Neither PARTY is granted any right nor authority to assume nor to create an obligation nor responsibility, express or implied, on behalf of or in the name of the other nor bind the other in any manner whatsoever.

10.5         CHANGE IN SELLER’S OWNERSHIP AND/OR CHANGE IN CONTROL

SELLER shall notify BUYER in writing as promptly as legally possible of (i) any change of 50% or greater in ownership of SELLER; or (ii) SELLER selling, transferring or otherwise disposing all or substantially all of its assets used in any way to perform its obligations set forth in this AGREEMENT, provided SELLER’s failure to provide such notification shall not be a BREACH of this AGREEMENT.

           10.6         MODIFICATION AND WAIVER

           No waiver of any provision of this AGREEMENT shall be valid or binding unless in writing and executed by the PARTY against whom enforcement is sought. No waiver by either PARTY of any breach, or the failure of either PARTY to enforce any of the terms and conditions of this AGREEMENT, shall affect, limit or waive that PARTY’s right to enforce and compel compliance with all terms and conditions of this AGREEMENT, or to terminate this AGREEMENT according to its terms. No modification or amendment  of any provision of this AGREEMENT shall be valid or binding unless (i) executed and delivered by both PARTIES hereto in writing subsequent to the date hereof, (ii) it specifically refers to this AGREEMENT, and (iii) it specifically states that it is intended to, and shall take precedence over, this AGREEMENT. Any other modification, amendment or waiver of any provision of this AGREEMENT shall be null and void.

           10.7         INVALIDITY OR ILLEGALITY

           In the event any provision of this AGREEMENT is declared to be void, invalid or unlawful by any court or tribunal of competent jurisdiction, such provision shall be deemed severed from the remainder of this AGREEMENT and the balance shall remain in full force and effect. The PARTIES shall undertake to replace the invalid, ineffective, or unenforceable provisions with valid, effective, and enforceable provisions, which, in their commercial effect, approximate as closely as possible the intentions of the PARTIES as expressed in the invalid, ineffective, or unenforceable provisions.

           10.8         NOTICES

           All notices given hereunder shall be in writing and shall be deemed to have been duly given if addressed or sent to the PARTIES at the following addresses and facsimile numbers or to such other additional address or facsimile number as any PARTY shall hereafter specify by notice to the other PARTY and the PARTIES’ receipt of such notice:

SELLER:            FutureFuel Chemical Company
                            2800 Gap Road
                            Batesville, Arkansas 72501 USA
                            Attn: Gary Hess

BUYER:             The Procter & Gamble Manufacturing Company
  5299 Spring Grove Avenue
  Cincinnati, OH 45217, USA
  Attn: Vilas Deshpande

           10.9         HEADINGS

           Section headings hereof reference and are for convenience only and shall not affect the interpretation hereof.

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           10.10       COUNTERPARTS

           The PARTIES may execute any number of counterparts to this AGREEMENT, each of which shall be an original instrument, but all of which taken together shall constitute one and the same AGREEMENT.  Signed facsimile copies of this AGREEMENT shall bind the PARTIES to the same extent as original documents.

           10.11       ENTIRETY

           This AGREEMENT, which includes the recitals and the Exhibits attached hereto or incorporated by reference and made part of this AGREEMENT or subsequently incorporated in this AGREEMENT, constitutes the entire understanding and agreement between the PARTIES regarding the subject matter of this AGREEMENT, and supersedes all prior or contemporaneous agreements, oral or written, made between the PARTIES relating such subject matter.

           10.12       AGREEMENT PRECEDENCE

           For their convenience, the PARTIES may use, from time to time, their standard purchase orders, site level execution agreements, sales releases, delivery schedules, acknowledgments, invoices and other similar preprinted forms.  In the event of a conflict between this AGREEMENT and any of these documents that purport to govern the same matters set forth herein, this AGREEMENT shall prevail, except as otherwise set forth in the Section entitled MODIFICATION AND WAIVER.

           10.13       GOVERNING LAW, CONSTRUCTION AND LANGUAGE

           This AGREEMENT shall be governed by and interpreted for any and all purposes in accordance with the internal laws of Ohio applicable to contracts made and to be performed wholly within such state, without reference to principles of conflicts of laws. The courts sitting in, or having principal jurisdiction over Ohio shall have non-exclusive jurisdiction of all disputes hereunder. Each PARTY hereto irrevocably agrees that service of process upon it by certified mail-return receipt requested, addressed to it at its address set forth in the Section entitled NOTICES, shall constitute good and effective service for all purposes.

           The PARTIES understand the English language and are fully aware of all terms and conditions contained herein. If any translation of this AGREEMENT is made, the English language version shall always continue to govern.

           The PARTIES agree that (i) the United Nations Convention on International Sale of Goods shall have no force or effect on transactions under or relating to this AGREEMENT; (ii) no trade usage shall be used to explain or supplement this AGREEMENT even if either or both PARTIES were aware or should have been aware of such trade usage; and (iii) this AGREEMENT prevails over any general terms and conditions of trade.

           10.14       SURVIVAL PROVISIONS

           Neither the expiration nor termination of this AGREEMENT shall affect such of the provisions of this AGREEMENT that expressly provide that they shall operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

           10.15        PUBLIC DISCLOSURES

           SELLER shall not in any way disclose the terms and conditions of this AGREEMENT without the prior written consent of BUYER (which consent may not be unreasonably withheld, delayed or conditioned) or except as required by law (and BUYER hereby acknowledges that SELLER has an obligation under the Securities Exchange Act of 1934, as amended, and other rules and regulations of the Securities and Exchange Commission to disclose this AGREEMENT as a material agreement to which SELLER is a party). For the avoidance of doubt SELLER shall neither issue press releases nor any other publication regarding the terms and conditions of this AGREEMENT,

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including statements as to the existence of a relationship between the PARTIES, nor use BUYER’s, its parents’, its affiliates’ or subsidiaries’ corporate names or trademarks, without the prior written consent of BUYER (which consent may not be unreasonably withheld, delayed or conditioned) or except as required by law (and BUYER hereby acknowledges that SELLER has an obligation under the Securities Exchange Act of 1934, as amended, and other rules and regulations of the Securities and Exchange Commission to disclose this AGREEMENT as a material agreement to which SELLER is a party). Where SELLER disclosure of this AGREEMENT or parts thereof is required by law, SELLER will provide BUYER a draft copy of any disclosures to be made to meet SELLER’s legal obligations, at the earliest possible time prior to making said disclosures. BUYER shall have two (2) business days from receiving such draft copy to provide SELLER with additional redaction. SELLER agrees to incorporate BUYER’s additional redaction to the extent that SELLER’s compliance with its legal reporting obligations is not impeded, as determined by SELLER’s counsel.

10.16       SUCCESSORS AND ASSIGNS

All provisions of this AGREEMENT are binding upon, inure to the benefit of and are enforceable by or against the PARTIES and their respective heirs, executors, administrators or other legal representatives and permitted successors and assigns.

10.17      THIRD-PARTY BENEFICIARY

This AGREEMENT is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this AGREEMENT.

10.18      CONSTRUCTION

Unless the context of this AGREEMENT clearly requires otherwise: (i) references to the plural include the singular and vice versa; (ii) references to any person include such person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this AGREEMENT; (iii) references to one gender include all genders; (iv) “including” is not limiting; (v) “or” has the inclusive meaning represented by the phrase “and/or”; (vi) the words “hereof”, “herein”, “hereby”, “hereunder” and similar terms in this AGREEMENT refer to this AGREEMENT as a whole and not to any particular provision of this AGREEMENT; (vii) section and Exhibit references are to this AGREEMENT unless otherwise specified; and (viii) reference to any agreement (including this AGREEMENT), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.

BUYER and SELLER have caused their respective duly authorized representatives to execute this AGREEMENT, acting as agent(s) as set forth herein.

Legal Entity: The Procter & Gamble Manufacturing Company By (Signature): /s/ Stefan van Straelen Printed: Stefan van Straelen Title: Vice President, Global Chemical Purchases Date: June 1, 2008	Legal Entity: FutureFuel Chemical Company By (Signature): /s/ Gary Hess Printed: Gary Hess Title: Vice President Date: May 8, 2008

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Legal Entity: The Procter & Gamble Distributing LLC By (Signature): /s/ Jorge Mesquila Printed: Jorge Mesquila Title: President, Global Fabric Care Date: 6/5/08
Legal Entity: Procter & Gamble International Operations SA By (Signature): /s/ Jorge Meszaros Printed: Jorge Meszaros Title: Vice President, Latin America Fabric Care Date: 6/5/08

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EXHIBIT 1

The Procter & Gamble Company - Technical Standard
INDIVIDUAL RAW MATERIAL SPECIFICATION (IRMS)
ORIGINATOR:  ***
Page 1 of 4
SAP Description:		NONANOYLOXY BENZENE SULFONATE (NOBS) EXT

GENERAL

Description:               NONANOYLOXY BENZENE SULFONATE (NOBS) EXTRUDATES

Local Description:                 Extrudate of Nonanoyloxy Benzene Sulfonate (NOBS) with binders and solubilising agents.
Other Names:

Is this Standard a Template:                        NO
MRMS GCAS Code:
MRMS SAP Description:
Supersedes Code	SAP Description	Supersedes On Date
***	NONANOYLOXY BENZENE SULFONATE (NOBS) EXT

REASON FOR CHANGE:	***

Is this an Intermediate Material:
Base Unit of Measure:                                KILOGRAM
Shelf Life:

Shipping Hazard Classification:

Shipping/Receiving/Storage Information:

COMMENTS:

PERFORMANCE SPECIFICATIONS

Check associated Master Specification for additional requirements, (if Master exists.)
Chg	Characteristic (Ch) Characteristic Specifics (CS) Common Performance Specification Code (CPS)	Test Method (GCAS) Origin (Orgn) Test Method Number (TM#) Reference Document (Ref) Test Method Specifics (SP)	Sampling (SM) Subgroup (SG)	Plant Testing	Lower Spec Limit (LSL) Lower Target (LTGT) Target (TGT) Upper Target (UTGT) Upper Spec Limit (USL)	Unit of Measure (UoM) Report to Nearest (RTN) Report Type (RT) Action (AC)	Release Criteria	Criticality (CR) Basis (BA)	Test Group (TG) Application (AP)
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NONANOYLOXY BENZENE SULFONATE (NOBS) EXT

Chg	Characteristic (Ch) Characteristic Specifics (CS) Common Performance Specification Code (CPS)	Test Method (GCAS) Origin (Orgn) Test Method Number (TM#) Reference Document (Ref) Test Method Specifics (SP)	Sampling (SM) Subgroup (SG)	Plant Testing	Lower Spec Limit (LSL) Lower Target (LTGT) Target (TGT) Upper Target (UTGT) Upper Spec Limit (USL)	Unit of Measure (UoM) Report to Nearest (RTN) Report Type (RT) Action (AC)	Release Criteria	Criticality (CR) Basis (BA)	Test Group (TG) Application (AP)
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NONANOYLOXY BENZENE SULFONATE (NOBS) EXT

Chg	Characteristic (Ch) Characteristic Specifics (CS) Common Performance Specification Code (CPS)	Test Method (GCAS) Origin (Orgn) Test Method Number (TM#) Reference Document (Ref) Test Method Specifics (SP)	Sampling (SM) Subgroup (SG)	Plant Testing	Lower Spec Limit (LSL) Lower Target (LTGT) Target (TGT) Upper Target (UTGT) Upper Spec Limit (USL)	Unit of Measure (UoM) Report to Nearest (RTN) Report Type (RT) Action (AC)	Release Criteria	Criticality (CR) Basis (BA)	Test Group (TG) Application (AP)
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RESTRICTED GCAS:	***	SAP Description:	“***” DENOTES INFORMATION OMITTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT. EXHIBIT 1 The Procter & Gamble Company - Technical Standard INDIVIDUAL RAW MATERIAL SPECIFICATION (IRMS)	Page 4 of 4
NONANOYLOXY BENZENE SULFONATE (NOBS) EXT

Chg	Characteristic (Ch) Characteristic Specifics (CS) Common Performance Specification Code (CPS)	Test Method (GCAS) Origin (Orgn) Test Method Number (TM#) Reference Document (Ref) Test Method Specifics (SP)	Sampling (SM) Subgroup (SG)	Plant Testing	Lower Spec Limit (LSL) Lower Target (LTGT) Target (TGT) Upper Target (UTGT) Upper Spec Limit (USL)	Unit of Measure (UoM) Report to Nearest (RTN) Report Type (RT) Action (AC)	Release Criteria	Criticality (CR) Basis (BA)	Test Group (TG) Application (AP)
	***	***	***		***	***	***	***	***
	***	***	***		***	***	***	***	***
	***:	***	***		***	***	***	***	***
	***	***	***		***	***	***	***	***

REFERENCES
GCAS Code	SAP Description	Type
***	***	***
***	***	***
***	***	***
***	***	***

Approved Supplier List
GCAS Code	SAP Description
***	***

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EXHIBIT 1
Procter & Gamble Fabric & Home Care
Supersedes: Issue 1 Date: 4 May 2006	General & Quality Assurance Information	Issue: 2 Page: 1 of 1
To Be Read In Conjunction With Structured Raw Material Specifications
1.       GENERAL:

Human and Environmental Safety Considerations, Regulated Products Statements & other considerations of supply:
It is Procter & Gamble’s intent and responsibility to provide its customers with products which perform as expected, and which are safe for humans and are also safe in the environment.  To ensure that these obligations are properly discharged, there are certain procedures with regard to raw materials which must be followed.  These procedures are to permit Procter & Gamble Current Business Support, prior to shipment, to make a determination whether any process modifications or questionable material quality will have any negative effect on Procter & Gamble processes, finished products, the human and environmental safety of products; as well as to add to our basic safety information.

*
The Supplier shall notify P&G prior to making any significant changes to the material defined in this RMS.  ‘Significant’ changes mean changes in the production process, raw materials, feed stocks, or equipment having affect to the product specification, or otherwise affecting the material as supplied, as described in the ‘Chemical Description’ in this specification, as well as changes in the production location(s) or packaging involved, and shall obtain P&G’s agreement that such changes do not render the material supplied hereunder unsuitable for P&G’s use prior to instituting such changes.  Such v2agreement from P&G will not be unreasonably withheld.

*
The Supplier acknowledges the P&G will, from time to time, require access to results of studies and tests conducted by the Supplier, or for the Supplier, concerning human and environmental safety of products supplier to P&G b y the Supplier.  The Supplier is prepared to provide access to P&G to such results of studies and tests upon request of P&G, provided that P&G specifies the purpose for which P&G requires such results and uses such information strictly for the purpose specified.  The form (e.g. letter of access or disclosure of results), the extent (e.g. only summary of results or study itself) and the conditions (e.g. secrecy agreement, license fee) upon which such access will be provided to P&G will be determined upon a case-by-case basis.  The Supplier will not be required to provide P&G with proprietary information developed by or for third parties.

*	Material Safety Data Sheets: It is the supplier’s responsibility to notify the Procter and Gamble Company of information pertinent to the industrial health and safety aspects of the chemical.

The supplier shall provide a current MSDS to each destination to which the chemical has been shipped.  Suppliers shall provide updated MSDS sheets, as they become available, to each shipment destination.

Directing Attention to Significant Changes:  Suppliers of chemicals and raw materials shall specifically notify P&G of significant changes in Material Safety Data Sheets (MSDS).  The identification of changes to MSDS shall be effected by the provision by the Supplier to P&G of an updated MSDS as they become available to each shipment destination that received the material within the preceding twelve months.  The changes will be highlighted (e.g. by vertical lines at the margin of the sheet) to draw attention to the significant change relative to prior versions of the MSDS.

Significant Change:  A change in MSDS information which results in the establishment of a revised exposure limit for an existing route of exposure, in the establishment of a new exposure limit for an additional route of exposure, or a change in the DOT shipping/environmental hazard classifications is considered to be significant.  Additionally, any change in the MSDS resulting from new test data, from regulatory agency direction, or from a change in the specified personal protective equipment will be considered significant.

Mailing Address:
In addition to distribution of MSD Sheets to the locations to which materials have been shipped, one additional copy shall be sent to:  Global F&HC R&D HS&E Leader, P&G, F&HCIC, 5299 Spring Grove Avenue, Box 365, Cincinnati, Ohio 45217

Identifications of Shipping Papers with Raw Material Specification Number
To aid in identification and preventing misuse of raw materials, the suppliers are required to include the “RMS No.” on each shipper’s invoice, and shipper’s analysis report.

2.       QUALITY ASSURANCE:

(i)	Suppliers are required to provide data via a Certificate of Analysis.
(ii)	Certificate of Analysis (COA)
In order to provide reassurance on quality, suppliers are required to provide each P&G receiving plant with a COA which covers those Items listed below, along with or ahead of each delivery.
The COA/shipping documents should contain the following information, items marked * are mandatory on the COA, omission may result in P&G receiving sites rejecting deliveries:
Supplier information	Product information	Analytical Results
› › ›	Name & Address of Supplier Name & Address of Manufacturer (if different to Supplier) Contact Name, Position & Telephone/FAX No. to be used in case of questions.	* › * * ›
P&G RMS No.
P&G Order No.
Supplier’s product Trade Name or chemical name
Supplier’s Batch/Lot No. or other unique
identification.
For bulk deliveries (optional) - Tank car identity /Name of Ship or Vessel & Date loaded.
			* *	Target value/limits/units as specified on this RMS. Analytical Result in the same units

Action Required	Old Designation	Description	Frequency of reporting
REPORT COA	CERTIFIABLE	Items to be included on all certificates of analysis, with or before every delivery	Every Batch/Delivery as agreed
CONTROL	CHARACTERISTICS NON-CERTIFIABLE
Not required on certificate of analysis; to be checked on receipt.

Items to be confirmed as a condition of technical approval & thereafter measured at an agreed frequency.  Results to be reported to P&G if requested &/or if results are obtained which are outside the specified limit(s)
At an agreed frequency
REFERENCE	NON-REPORTABLE	Reference items which must comply but are not required to be reported	Never
Unless otherwise stated in the RMS, the specification targets &/or limits are based on single results (i.e. no averaging) and must be reported as such.

Where it is necessary to use composited samples to ensure representative results, the sampling plan must be agreed with P&G and the specification limits will reflect this.

When average results are reported, release criteria will be based on statistical analysis and quoted on the RMS & COA.

Suppliers must not use a method other than that defined on this RMS without agreement from the P&G Material & Process Optimization group.  Agreement will be based on the supplier being able to demonstrate equivalence, this agreement will be documented in the supplier agreement letter.

In the event of differences between Supplier and P&G data, the decision to accept or reject will be based on the reference method shown on this RMS.

Originator: Ian Addy Location: NTC Document code 95491697

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NOBS SAMPLING (2)	Page 1 of 2
EXHIBIT 1

Hess, Gary

From:	Deshpande, Vilas ***

Sent:	Wednesday, April 30, 2008 7:30 PM

To:	Hess, Gary

Subject:	FW: NOBS SAMPLING (2)

Gary,

Good news, here is the concurrence from Rick re. the NOBS sampling plan you shared earlier this month.

We are good to proceed with signing the contract however if you give me a few more days, I would like to (finally) get the names of the P&G signatories added to the contract text, so they have to just sign and date.

Let me know if this will work for you.  I will be connecting to e-mail periodically over the first week that I am out so we can still keep in touch until you send your signed contract copies to Nelson’s attention.

Regards,

… Vilas

From:	Rust, Rick
Sent:	Wednesday, April 30, 2008 10:07 AM
To:	Deshpande, Vilas
Subject:	RE: NOBS SAMPLING (2)

Vilas,
***

I concur with the testing protocol as used by Future Fuels.

Rick Rust  ***

From:	Deshpande, Vilas
Sent:	Wednesday, April 16, 2008 4:09 PM
To:	Rust, Rick
Cc:	Grosse, Bob; Teixeira, Ted
Subject:	FW: NOBS SAMPLING (2)

Rick,

Can you please review the attached NOBS sampling procedure historically used by FutureFuel/Eastman and let

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NOBS SAMPLING (2)	Page 2 of 2
EXHIBIT 1

me know if this meets the intent of the directions we provide in the RMS boilerplate which is now part of the new commercial contract:

Regards,

… Vilas

From:	Hess, Gary ***
Sent:	Wednesday, April 16, 2008 3:34 PM
To:	Deshpande, Vilas
Subject:	NOBS SAMPLING (2)

<<NOBS SAMPLING (2).doc>>

Vilas, this is the sampling procedure that we have been using since 2003.  Carolyn Defries our QC manager and Brent are confident that we have discussed this with P&G but we cannot find a confirmative acceptance or letter of agreement from you.  The good news is that the process has worked well and we are confident based on years of history that it accurately reflects the quality of product which we ship.  As long as you are okay with this the RMS stipulates that we can sample in another fashion as long as we have agreement with you.  As we discussed, I did not want to sign something that was not reflective of what we are doing.  Please let me know, if you need anything additional from me and how you want to proceed.  I believe that this is the last loose end for the contract.  I am in Batesville this week at ***.  Take care.

Gary

** This message, including attachments, is from FutureFuel Chemical Company.  This message contains information that may be confidential and/or contain proprietary information.  If you are not the intended recipient, promptly deleted this message and notify the sender of the delivery error by return e-mail or call us at 870-698-3000.  You may not forward, print, copy, distribute, or use the information in this message if you are not the intended recipient.

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Exhibit 2

DESCRIPTION OF NOBS QUARTERLY PRICE CALCULATION

Section	Item	Description
Raw Material	***	***
	***	***
	***	***
Labor	***	***
	***	***
	***	***
	***	***
Energy	***	***
	***	***
	***	***
	***	***
Conversion	***	***
	***	***
***		***
	***	***
	***	***
***	***	***
	***	***
	***	***
***

DESCRIPTION OF NOBS QUARTERLY VOLUME RECONCILIATION

Item	Description
***	***
***	***
***	***
***	***
***	***
***	***

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P&G Contract Number 16371	Exhibit 2 - Page 1 of 4

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Exhibit 2

NOBS PRICE CURVE

If Volume Equal To or Greater Than million Lbs / Year on 100% Active Basis	Conversion, $/active lb
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

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P&G Contract Number 16371	Page 2 of 4

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Exhibit 2

NOBS QUARTERLY PRICE CALCULATION

For Illustration Purposes Only
Q2 2008
RAW MATERIALS
		Usage Factor	Average Price	$ Impact
	***	***	***	***
	***	***	***	***
	***	***	***	***
	***	***	***	***
	***	***	***	***
	***	***	***	***
	***	***	***	***
	***	***	***	***
	***	***	***	***

LABOR
	Beginning Value	Multiplier	Index Value	$ Impact
	***	***	***	***

ENERGY
	Beginning Value	Multiplier	Index Value	$ Impact
	***	***	***	***

CONVERSION
			Projected Volume	$ Impact
			***	***

EX-WORKS PRICE PER LB, 100% ACTIVE BASIS
Price per lb
***

EX-WORKS PRICE PER KG, CONVERTED TO 81% ACTIVE STOCK SHIPMENTS
Price per kg
	Railcar			***
	Supersacks (includes supersacking fee of *** per kg)			***
	Drums (includes drumming fee of *** per kg)			***

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P&G Contract Number 16371	Page 3 of 4

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Exhibit 2

NOBS QUARTERLY VOLUME RECONCILIATION

For Illustration Purposes Only
	Q1 2008	Q2 2008
Projected Volume	***	***
Conversion $ Impact	***	***
Actual Volume	***
Recalculated $ Impact	***
Difference	***
Reconciliation Value	***

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P&G Contract Number 16371	Page 4 of 4

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EXHIBIT 3

Nonanoic Acid Specification
(Pelargonic Acid)

***

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EXHIBIT 4

PRICE RECONCILIATION PROCEDURES

1.
The PRICE of GOODS will be determined via a quarterly teleconference or personal meeting between BUYER and SELLER, at least two (2) working days prior to end of the current calendar quarter, or otherwise as agreed by the PARTIES.

2.
Since the PRICE calculated ahead of each calendar quarter is dependent on BUYER's forecasted volume, BUYER and SELLER shall re-calculate the PRICE at the end of the said quarter based on actual quantity of GOODS (on 100% active basis) shipped to BUYER.

3.
BUYER and SELLER will calculate the credit or debit transaction needed between the PARTIES to settle the difference between invoice payments  for said quarter made on the basis of the forecasted PRICE and the PRICE based on actual quantity shipped as defined in Exhibit 2, Pages 1 and 4.

4.	BUYER and SELLER agree that any errors found to have been made for any PRICE calculations during the TERM of this AGREEMENT will be resolved as promptly as possible.

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